                                                                 EXHIBIT 10.3(d)

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

                  THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated and effective as of February 28, 2003, is made by and among FREEMARKETS, INC., a Delaware corporation (the "Borrower"), the Banks (as hereinafter defined), SILICON VALLEY BANK, individually and in its capacity as Syndication Agent (the "Syndication Agent"), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks (hereinafter referred to in such capacity as the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, reference is made to that certain Credit Agreement, dated as of November 3, 2000, by and among Borrower, the Banks from time to time party thereto, the Syndication Agent, and the Agent, as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, a Fourth Amendment thereto dated as of October 10, 2002, and a Fifth Amendment thereto dated as of December 26, 2002 (as so amended, the "Credit Agreement"); and

                  WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement as hereinafter provided, including, without limitation, reducing the Revolving Credit Commitments to $15,000,000.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.       Definitions.

                  Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2.       Amendment of Credit Agreement.

                  (a)      The definition of Expiration Date as set forth in
                           Section 1.1 [Certain Definitions.] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Expiration Date shall mean, with respect to the Revolving Credit Commitments, February 27, 2004, as such date may be hereafter extended in accordance with Section 2.10 hereof."

                  (b) The definition of "Permitted Liens" is hereby amended to delete the dollar amount of "$20,000,000" in clause (ix) thereof and to insert in lieu thereof the dollar amount "$10,000,000", to delete the "." at the end of clause (xiv)(3) and to insert in lieu thereof "; or", to renumber clause (xiv) as clause (xv), and to insert in such definition the following new clause
                           (xiv) as follows:

                           "(xiv) Liens on the property identified on Schedule
                           8.2.2 under the heading "Identified Assets to Secure Commonwealth of Pennsylvania Financing", provided that such Liens are the sole Liens (and no additional assets become subject to such Lien) securing up to $500,000 of Indebtedness of Borrower payable to the Machinery and Equipment Loan Fund of the Commonwealth of Pennsylvania pursuant to that certain commitment letter, dated December 27, 2001, as amended on December 11, 2002, and provided further that the terms and provisions of the documentation with respect to such $500,000 of Indebtedness of the Borrower and the security therefore are all in form and substance reasonably satisfactory to the Agent."

                  (c) Section 1.1 [Certain Definitions.] of the Credit Agreement is hereby amended by inserting between the definitions of "Required Banks" and "Revolving Credit Commitment" the following new definition of "Restated Adjustment Amount"

                           "Restated Adjustment Amount shall mean for any period commencing on October 1, 2002 through the date of determination, the sum of (i) 75% of positive net income from operations for such period, and (ii) 75% of the cash proceeds of any issuance of equity securities by the Borrower during such period, with such proceeds net of reasonable and customary expenses in connection therewith.".

                  (d) In clause (iii) of Section 8.2.1 [Indebtedness] the dollar amount "$20,000,000" is hereby deleted and the dollar amount "$10,000,000" is hereby inserted in lieu thereof.

                  (e) In clause (iv) of Section 8.2.1 [Indebtedness] the dollar amount "$12,000,000" is hereby deleted and the dollar amount "$2,000,000" is hereby inserted in lieu thereof.

                  (f) Clause (vii) of Section 8.2.4 [Loans and Investments] is hereby amended and restated in its entirety to read as follows:

                           "(vii) investments set forth on Schedule 8.2.4; and".

                  (g) Subsection (ii) of Clause (2) of Section 8.2.5 [Dividends and Related Distributions.] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(ii) repurchases of stock for an aggregate maximum amount of $25,000,000 for the period from the Third Amendment Effective Date through the date of the proposed repurchase (after giving cumulative effect to all purchases prior to and including the date of such repurchase) so long as all of the conditions under either the following clause (A) or clause (B) are satisfied as of the date of each repurchase after giving effect thereto:

                                    (A) (y) for the two fiscal quarters of the
                           Borrower immediately preceding the date of the proposed repurchase EBITDA is greater than zero (therefore being a positive amount), and

                                        (z) the Borrower has Unrestricted Cash
                           on hand or in bank accounts of at least $60,000,000 if the date of such repurchase is on or before December 31, 2001 and $50,000,000 if the date of such repurchase is on or after January 1, 2002;

                           or

                                    (B) the Borrower has Unrestricted Cash on
                           hand or in bank accounts of at least $75,000,000.".

                  (h) Clause (4)(vii) of Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions.] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(vii) if all or a portion of the consideration for the Permitted Acquisition is cash, then the Loan Parties shall have on hand or in bank accounts the following minimum amount of Unrestricted Cash as of the date of the Permitted Acquisition after giving effect thereto: (a) for Permitted Acquisitions occurring on or before December 31, 2001, $60,000,000, and (b) for Permitted Acquisitions occurring on or after January 1, 2002, $50,000,000, and".

                  (i) Section 8.2.17 [Minimum Tangible Net Worth.] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "8.2.17          Minimum Tangible Net Worth.

                           The Borrower shall not at any time permit
                           Consolidated Tangible Net Worth to be less than the following amounts during the following periods:

                 Period                                     Amount
                 ------                                     ------
Closing Date through and including 12/31/2000        $100,000,000 plus the
                                                     Adjustment Amount
                                                     calculated for the period
                                                     of Closing Date through
                                                     and including 12/31/2000

1/1/2001 through and including 3/31/2001             $90,000,000 plus the
                                                     Adjustment Amount
                                                     calculated for the period
                                                     of the Closing Date
                                                     through and including
                                                     3/31/2001

4/1/2001 through and including 6/30/2001             $80,000,000 plus the
                                                     Adjustment Amount
                                                     calculated for the period
                                                     of the Closing Date
                                                     through and including
                                                     6/30/2001

7/1/2001 through and including 9/30/2001             $70,000,000 plus the
                                                     Adjustment Amount
                                                     calculated for the period
                                                     of the Closing Date
                                                     through and including
                                                     9/30/2001

10/01/2001 through and including 9/30/2002           $90,000,000 plus the
                                                     Adjustment Amount
                                                     calculated for the period
                                                     of the Closing Date
                                                     through and including
                                                     9/30/2002

                 Period                                     Amount
                 ------                                     ------
10/01/2002 and at all times thereafter               $115,000,000 plus the
                                                     Restated Adjustment Amount
                                                     calculated for the period
                                                     from October 1, 2002
                                                     through and including each
                                                     date of determination
                                                     thereafter"

                  (j) Section 8.2.19 [Minimum EBITDA.] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "8.2.19  Minimum EBITDA.

                           The Borrower shall not permit EBITDA: (a) to be less than the amount specified below for the specified period if the specified amount is either zero or a positive number (i.e., by way of example and without limitation at 12/31/2003, EBITDA (being income and therefore a positive number) shall not be less than $2,500,000), and (b) to be greater than the amount specified below for the specified period if the specified amount is a negative number (i.e., by way of example and without limitation at 3/31/2003, EBITDA (being a loss and therefore a negative number) shall not be a loss greater than ($7,500,000)):

     Period                                                        Amount
     ------                                                        ------
Fiscal quarter                                                  $          0
ended 9/30/2002

Fiscal quarter                                                  $  2,500,000
ended 12/31/2002

Fiscal quarter                                                 ($  7,500,000)
ended 3/31/2003

Fiscal quarter                                                 ($  5,000,000)
ended 6/30/2003

Fiscal quarter                                                  $          0
ended 9/30/2003

              Period                                               Amount
              ------                                               ------
Fiscal quarter                                                  $  2,500,000
ended 12/31/2003

Fiscal quarter
ended 3/31/2004 and each fiscal quarter ended thereafter        $  2,500,000"

                  (k) Part 1-Commitments of Banks and Addresses for Notices to Banks of Schedule 1.1(B) [Commitments of Banks and Addresses For Notices] is hereby amended and restated in its entirety to read as set forth on the schedule attached hereto named as follows:

                                "SCHEDULE 1.1(B)
                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                  Part 1- Commitments of Banks and Addresses for Notices to
Banks"

                  (l) Schedule 8.2.2 [Permitted Liens] is hereby amended by adding thereto "Identified Assets to Secure Commonwealth of Pennsylvania Financing" which is attached hereto as a schedule named as follows:

                                    "Amendment to Schedule 8.2.2 [Permitted
                           Liens] Identified Assets to Secure Commonwealth of Pennsylvania Financing".

                  (m) Schedule 8.2.4 [Investments] is hereby amended and restated in its entirety to read as set forth on the schedule attached hereto bearing such name.

                  (n) Exhibit 1.1(B) [Borrowing Base Certificate] is hereby amended and restated in its entirety to read as the Exhibit attached hereto bearing the same numerical reference and name.

                  (o) Exhibit 8.2.6 [Acquisition Compliance Certificate] and Exhibit 8.3.4 [Quarterly Compliance Certificate] are hereby amended and restated in their entirety to read as the Exhibit attached hereto bearing the same numerical reference and name.

3. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

                  (a) Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent for itself and for the account of the Banks the reasonable costs and expenses of the Agent and the Banks including, without limitation, reasonable fees of the Agent's counsel and each Bank's counsel in connection with this Amendment. The Borrower shall pay or cause to be paid to the Agent all costs and expenses with respect to the audit of the accounts receivable and the accounts payable of the Loan Parties. The Borrower shall pay to the Agent for the benefit of each Bank a fee equal to .25% of the Revolving Credit Commitment of each Bank as of the date hereof.

                  (b) No Default. Confirmation of Representations and Warranties, etc. As of the date hereof after giving effect hereto, no Event of Default or Potential Default shall have occurred. The Borrower by executing this Amendment hereby certifies and confirms that as of the date hereof and after giving effect to this Amendment: (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's articles of incorporation or bylaws, (b) no Event of Default or Potential Event of Default has occurred or would result from the execution, delivery and performance of this Amendment, (c) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date (except representations and warranties which relate solely to an earlier date or time), and (d) the Credit Agreement (as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, a Fourth Amendment thereto dated as of October 10, 2002, a Fifth Amendment thereto dated as of December 26, 2002 and this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

                  (c) Confirmation of Guaranty. Each of the Guarantors shall have executed the Confirmation of Guaranty in the form attached hereto as Exhibit A.

                  (d) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

                           (i) all action taken by such Loan Party in connection with this Amendment and the other Loan Documents;

                           (ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this
                                    Section 3 and the true signatures of such officer or officers and specifying the officers authorized to act on behalf of each Loan Party for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                           (iii) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized or qualified to do business; provided that each of the Loan Parties other than Borrower may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended or rescinded.

                  (e) Consents and Approvals. To the extent any consent, approval, order, or authorization or registration, declaration, or filing with any governmental authority or other person or legal entity is required in connection with the valid execution and delivery of this Amendment or the carrying out or performance of any of the transactions required or contemplated by this Amendment, all such consents, approvals, orders or authorizations shall have been obtained or all such registrations, declarations, or filings shall have been accomplished prior to the consummation of this Amendment.

                  (f) Opinions of Counsel. There shall be delivered to the Agent for the benefit of each Bank a written opinion dated the date hereof of legal counsel to the Loan Parties, with such opinion to be in form and substance satisfactory to the Agent.

                  (g) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, the Agent shall have received from the Borrower and the Banks an executed original of this Amendment and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

                  (h) Payment of Revolving Credit Loans. The Borrower shall have repaid an amount of the Revolving Credit Loans so that after giving effect to the reduction of the Revolving Credit Commitments in accordance with this Amendment, the sum of the aggregate outstanding Revolving Credit Loans and the Letters of Credit Outstanding shall not exceed the lesser of (i) the Revolving Credit Commitments and (ii) the Borrowing Base.

This Amendment shall become effective when it has been executed by the Loan Parties, the Agent and the Banks and each of the other conditions set forth in this Section 3 has been satisfied.

4. Force and Effect. The Credit Agreement and other Loan Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. No novation is intended or shall occur by or as a result of this Amendment. Borrower reconfirms, restates, and ratifies the Credit Agreement, each of the other Loan Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment. This Amendment is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, or termination of the liens, security interests, indebtedness, loans, liabilities, expenses, or obligations under the Credit Agreement or the other Loan Documents. The Borrower and the Agent and each of the Banks acknowledges and agrees that the Collateral has continued to secure the indebtedness, loans, liabilities, expenses, and obligations under the Credit Agreement since the date of execution of each applicable Loan Document, and all liens and security interests in the Collateral which were granted pursuant to any of the Loan Documents shall remain in full force and effect from and after the date hereof.

5. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

6. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         [SIGNATURE PAGE 1 OF 3 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

         IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

ATTEST:                                   FREEMARKETS, INC.

______________________________________    By:_____________________________[Seal]
Name:_________________________________    Name:___________________________
Title:________________________________    Title:__________________________

         [SIGNATURE PAGE 2 OF 3 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

                                          PNC BANK, NATIONAL ASSOCIATION,
                                          individually and as Agent

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

         [SIGNATURE PAGE 3 OF 3 TO SIXTH AMENDMENT TO CREDIT AGREEMENT]

                                          SILICON VALLEY BANK, individually and
                                          as Syndication Agent

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT A

                            CONFIRMATION OF GUARANTY

                              ______________, 2003

To:      FreeMarkets Investment Company, Inc. ("Guarantor")

         Reference is made to that certain Credit Agreement, dated as of November 3, 2000, as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, a Fourth Amendment dated as of October 10, 2002, a Fifth Amendment thereto dated as of December 26, 2002 and the Sixth Amendment (as defined below) (the "Credit Agreement"), by and among FreeMarkets, Inc., a Delaware corporation (the "Borrower"), the Banks from time to time party thereto (the "Banks"), Silicon Valley Bank, individually and in its capacity as Syndication Agent and PNC Bank, National Association, as administrative agent for the Banks ("Agent"). All terms used herein unless otherwise defined herein shall have the meanings as set forth in the Credit Agreement.

         The Borrower has requested that the Banks and the Agent enter into that certain Sixth Amendment to the Credit Agreement, dated as of the date hereof (the "Sixth Amendment"), a copy of which has been delivered to each Loan Party.

         This letter agreement will confirm that the Guarantor has read and understands the Sixth Amendment. In order to induce the Banks and the Agent to enter into that Sixth Amendment, the Guarantor hereby consents to the Sixth Amendment and all prior amendments described above and ratifies and confirms its respective obligations under each of the Loan Documents (including all exhibits and schedules thereto) to which it is a party by signing below as indicated, including without limitation each Guaranty Agreement and each Security Agreement to which it is a party. The Guarantor hereby acknowledges and agrees that nothing contained in any of the Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the liens, security interests, indebtedness, loans, liabilities, expenses or obligations of the Loan Parties under the Credit Agreement or any other Loan Document.

                                        Very truly yours,

                                        PNC BANK, NATIONAL ASSOCIATION, as Agent

                                        By:_____________________________________

                   [SIGNATURE PAGE TO CONFIRMATION OF GUARANTY
                          DATED _______________, 2003]

Intending to be legally bound
hereby, the undersigned has
accepted and agreed to the
foregoing as of the date and
year first above written.

GUARANTOR:

FREEMARKETS INVESTMENT COMPANY, INC.

By:_________________________________
Name:_______________________________
Title:______________________________

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS

                                                AMOUNT OF
                                              COMMITMENT FOR     AMOUNT OF
                                             REVOLVING CREDIT  COMMITMENT FOR     TOTAL
                        BANK                      LOANS          TERM LOANS     COMMITMENTS  RATABLE SHARE
                        ----                 ----------------  --------------   -----------  -------------
Name:        PNC Bank, National Association
Address:     c/o VentureBank@PNC
             One PNC Plaza
             249 Fifth Avenue, 3rd Floor
             Pittsburgh, PA 15222            $      7,500,000  $    2,000,000   $ 9,500,000       50%
Attention:   Thomas Majeski
Telephone    (412) 762-2431
Telecopy:    (412) 762-6484

Name:        Silicon Valley Bank
Address:     5 Radnor Corporate Center,
             Suite 555
             100 Matsonford Road
             Radnor, PA 19087
Attention:   Beth Harper
Telephone:   (610) 975-6045                  $      7,500,000  $    2,000,000   $ 9,500,000       50%
Telecopy:    (610) 971-2063

                    TOTAL                    $     15,000,000  $    4,000,000   $19,000,000      100%
                                             ================  ==============   ===========      ===

                  AMENDMENT TO SCHEDULE 8.2.2 [PERMITTED LIENS]

       IDENTIFIED ASSETS TO SECURE COMMONWEALTH OF PENNSYLVANIA FINANCING

The following identifies the "Identified Assets to Secure Commonwealth of Pennsylvania Financing":

       1. That certain Software License Agreement between Debtor and Siebel Systems, Inc. ("Siebel") dated March 15, 2001 (the "Siebel License Agreement") for the Siebel Call Center 2000 (the "Call Center") and the software licensed by Siebel under the Siebel License Agreement, which Siebel License Agreement includes the Siebel software modules listed below:

MODULE

Call Center
Encyclopedia
Office
Sync
Reports
Anywhere
Workflow
Assignment Manager
Data Quality
Revenue Forecasting
Target Account Selling
System Software
Remote Client

       2.   The following equipment:

                     QUANTITY & ITEM                             SERIAL NUMBER
                     ---------------                             -------------
One (1) Compaq Proliant ML570 PIII 700 Xeon 512MB 2MB L2 Cache   D038CXJ1JK247

Eight (8) Compaq 9.1 GB Wide Ultra 3 SCSI 10,000 RPM Drive       8K0CDDC783SC
                                                                 8K0CDDC783T5
                                                                 8K0CDDC783WV
                                                                 8K0CDDC783XB
                                                                 8K0CDDC783SZ
                                                                 8K0CDDC783WK
                                                                 8K0CDDC783X4
                                                                 8K0CDDC783XV

Twenty (20) Compaq 18.2 GB Wide Ultra 3 SCSI 10,000 RPM Drive    8F0BDDC88338
                                                                 8F0BDDC883GF
                                                                 8F0BDDC884PG

                     QUANTITY & ITEM                             SERIAL NUMBER
                     ---------------                             -------------
Twenty (20) Compaq 18.2 GB Wide Ultra 3 SCSI 10,000 RPM Drive    8F0BDDC884RR
(continued)                                                      8F0BDDC884T4
                                                                 8F0BDDC884TH
                                                                 8F0BDDC890RJ
                                                                 8F0BDDC89108
                                                                 8F0BDDC891C7
                                                                 8F0BDDC891DE
                                                                 8F0BDDC8838R
                                                                 8F0BDDC88495
                                                                 8F0BDDC884RB
                                                                 8F0BDDC884S5
                                                                 8F0BDDC884TF
                                                                 8F0BDDC884TW
                                                                 8F0BDDC890TR
                                                                 8F0BDDC89199
                                                                 8F0BDDC891DD
                                                                 8F0BDDC891DX

       3. The following equipment which is also identified on the invoices issued by Insight to the Borrower on April 23, 2001 and April 27, 2001, respectively which are attached hereto and made a part hereof.

                QUANTITY & ITEM                                   MFG. PART NO.
                ---------------                                   -------------
One (1) Compaq Proliant ML530 Redundant Fan Kit                    128284-B21

One (1) Compaq Hot Plug Redundant Power Supply ML530/570           128286-001

One (1) Compaq Smart Array 431 Controller Ultra 3 1CH 64 Bit       127695-B21

Two (2) Compaq Integrated Keyboard RD/Track Ball                   185152-406

Eleven (11) 2GB SDRAM (4X512) MSD Memory for DL580 ML570 4X512     189082-B21

Six (6) Compaq 1GB SDRAM DIMM 133 MHZ ECC DIMM Memory Option Kit   128280-B21

Two (2) Compaq 2048-MB SDRAM DIMMS Memory Expansion Kit            328809-B21

Two (2) Compaq IU Keyboard Drawer                                  338056-B21

Two (2) Compaq 12 ft KVM Console Cable                             110936-B21

                QUANTITY & ITEM                                   MFG. PART NO.
                ---------------                                   -------------
Two (2) Compaq Flat Panel TFT500R 15" Rack Mount Opal/White        120207-001

Fourteen (14) 64 Bit PCI to Fibre Channel (NT) Adapter             176479-B21

Twenty-Eight (28) 15 M Multimode Fibre Cable Compaq                234457-B23

Two (2) Compaq 1X8 Port Switch Box                                 400337-001

One (1) Compaq Proliant ML530 Tower to Rack Conversion Kit         128289-B21

One (1) PCI Dual 10/100 Compaq PC                                  317450-B21

    [INVOICES WILL BE INCLUDED WHEN FINAL EXECUTED DOCUMENTS ARE DISTRIBUTED]

                                 SCHEDULE 8.2.4

                                   INVESTMENTS

Loan from FreeMarkets Investment Company, Inc., as payee, to FreeMarkets s.a./n.v., as payor, in the original principal amount of 450,000,000 Belgian Francs, pursuant to that certain note dated December 31, 2000.